UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   1.01             Entry into a Material Definitive Agreement

On March 4, 2014, Ceres, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. as underwriter (the “Underwriter”), pursuant to which the Company issued and sold an aggregate of 23,000,000 shares of the Company’s common stock par value $0.01 per share (the “Common Stock”), (which includes the issuance and sale of 3,000,000 shares in connections with the exercise of the Underwriter’s over-allotment option pursuant to the Underwriting Agreement), in a registered public offering for a purchase price to the public of $1.00 per share.

The Company also issued to certain affiliated designees of the Underwriter, warrants to purchase an aggregate of 480,000 shares of Common Stock (the “Warrants”) as part of the Underwriter’s compensation. The Warrants are exercisable at any time and from time to time, in whole or in part, beginning on March 4, 2015 and expire on March 4, 2019. The exercise price is $1.50 per share of Common Stock. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrants will be subject to adjustment in the event of any stock split, dividend, reclassification, consolidation, combination, or a Company recapitalization, reorganization or similar transaction, among other events as described in the Warrants.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement and the Warrants is qualified in its entirety by reference to the Underwriting Agreement and the Common Stock Purchase Warrant Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and 1.2, respectively, and are incorporated herein by reference.

Item 7.01             Regulation FD Disclosure

The Company issued press releases on March 4, 2014, March 7, 2013 and March 10, 2010, announcing the pricing of the public offering, the exercise in full of the over-allotment option by the Underwriter and the closing of the public offering described in Item 1.01 of this Current Report on Form 8-K, respectively. The information provided in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statement.

Copies of these press releases are filed with this report as Exhibit 99.1, 99.2 and 99.3.

Item

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 4, 2014, between Ceres, Inc. and Aegis Capital Corp.

1.2	Common Stock Purchase Warrant Agreement, dated March 10, 2014, between Ceres, Inc. and certain affiliated designees of Aegis Capital Corp.

99.1	Press Release of Ceres, Inc., dated March 4, 2014, announcing the pricing of its public offering.

99.2	Press Release of Ceres, Inc., dated March 7, 2014, announcing the exercise in full of the Underwriter’s over-allotment option.

99.3	Press Release of Ceres, Inc., dated March 10, 2014, announcing the closing of its public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: March 10, 2014	By:	/s/ Paul Kuc
Name: Paul Kuc
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 4, 2014, between Ceres, Inc. and Aegis Capital Corp.

1.2	Common Stock Purchase Warrant Agreement, dated March 10, 2014, between Ceres, Inc. and certain affiliated designees of Aegis Capital Corp.

99.1	Press Release of Ceres, Inc., dated March 4, 2014, announcing the pricing of its public offering.

99.2	Press Release of Ceres, Inc., dated March 7, 2014, announcing the exercise in full of the Underwriter’s over-allotment option.

99.3	Press Release of Ceres, Inc., dated March 10, 2014, announcing the closing of its public offering.